ABN·AMRO

ABN Amro Bank N.V.
OTC Derivative Operations
199 Bishopsgate, London
EC2M 3XW
United Kingdom
Tel:+44 20 7678 8000
Fax:+44 20 7857 9428/30

DATE: March 30, 2007

TO: Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3
c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
("Party B")

FROM: ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
(**"Party A"**)

RE: Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of March 30, 2007, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	March 27, 2007
Effective Date:	April 25, 2007
Termination Date:	January 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on May 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on May 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

Business Day:	Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.
Floating Rate Payer Upfront Payment:	$837,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to March 30, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2. Procedural Terms:

Calculation Agent:	Party A
Offices:	The Office of Party A for the Swap Transaction is New York
Account Details:	
Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:
Payments to Party B:	WELLS FARGO BANK, NA ABA# 121000248 FOR CREDIT TO: SAS Clearing ACCT: 3970771416 FFC: 53137102 Ref: SARM 2007-3, Attn: Scott Runkles
Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-3 Attn: Mortgage Middle Office

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

Yours faithfully,

By:-- By:---
ABN AMRO Bank N.V.

Name: Robert Furlong
Title: Authorised Signature

Name: Stuart Ware-Lane
Title: Authorised Signature

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-3
By: Wells Fargo Bank, National Association, not in its individual capacity, but solely as Trustee

By: ______________________________
Name:
Title:
Michael Pinzon
Vice President

SCHEDULE A to the Confirmation dated as of March 30, 2007,
Re: Reference Number 5659927
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)	Fixed Rate (%)
4/25/2007	5/25/2007	419,144,018.00	5.43000
5/25/2007	6/25/2007	404,337,584.00	5.42000
6/25/2007	7/25/2007	390,054,042.00	5.39000
7/25/2007	8/25/2007	376,274,931.00	5.33000
8/25/2007	9/25/2007	362,982,441.00	5.28000
9/25/2007	10/25/2007	350,159,390.00	5.21000
10/25/2007	11/25/2007	337,789,204.00	5.15000
11/25/2007	12/25/2007	325,855,894.00	5.09000
12/25/2007	1/25/2008	314,344,033.00	5.02000
1/25/2008	2/25/2008	303,238,742.00	4.96000
2/25/2008	3/25/2008	292,259,213.00	4.90000
3/25/2008	4/25/2008	281,934,264.00	4.84000
4/25/2008	5/25/2008	270,165,874.00	4.79000
5/25/2008	6/25/2008	258,888,611.00	4.75000
6/25/2008	7/25/2008	248,081,980.00	4.73000
7/25/2008	8/25/2008	237,547,245.00	4.71000
8/25/2008	9/25/2008	227,631,334.00	4.69000
9/25/2008	10/25/2008	218,129,252.00	4.69000
10/25/2008	11/25/2008	208,734,228.00	4.69000
11/25/2008	12/25/2008	200,020,786.00	4.69000
12/25/2008	1/25/2009	191,670,998.00	4.70000
1/25/2009	2/25/2009	183,610,240.00	4.70000
2/25/2009	3/25/2009	175,475,928.00	4.71000
3/25/2009	4/25/2009	168,150,701.00	4.71000
4/25/2009	5/25/2009	159,967,068.00	4.72000
5/25/2009	6/25/2009	152,181,653.00	4.74000
6/25/2009	7/25/2009	144,681,109.00	4.79000
7/25/2009	8/25/2009	137,639,518.00	4.80000
8/25/2009	9/25/2009	130,940,582.00	4.81000
9/25/2009	10/25/2009	124,491,338.00	4.82000
10/25/2009	11/25/2009	118,432,216.00	4.83000
11/25/2009	12/25/2009	112,667,947.00	4.84000
12/25/2009	1/25/2010	106,217,352.00	4.85000
1/25/2010	2/25/2010	96,187,719.00	4.86000
2/25/2010	3/25/2010	88,063,717.00	4.87000
3/25/2010	4/25/2010	83,358,075.00	4.88000
4/25/2010	5/25/2010	79,301,155.00	4.89000
5/25/2010	6/25/2010	75,441,646.00	4.90000
6/25/2010	7/25/2010	71,769,945.00	4.91000
7/25/2010	8/25/2010	68,276,914.00	4.92000
8/25/2010	9/25/2010	64,953,859.00	4.93000
9/25/2010	10/25/2010	61,792,511.00	4.94000
10/25/2010	11/25/2010	58,785,002.00	4.95000
11/25/2010	12/25/2010	55,923,847.00	4.97000
12/25/2010	1/25/2011	53,201,924.00	4.98000
1/25/2011	2/25/2011	50,612,459.00	4.99000
2/25/2011	3/25/2011	47,974,990.00	5.00000
3/25/2011	4/25/2011	45,640,131.00	5.01000
4/25/2011	5/25/2011	43,418,886.00	5.02000
5/25/2011	6/25/2011	41,305,729.00	5.04000
6/25/2011	7/25/2011	39,295,399.00	5.05000
7/25/2011	8/25/2011	37,330,602.00	5.06000
8/25/2011	9/25/2011	35,413,894.00	5.07000
9/25/2011	10/25/2011	33,690,262.00	5.08000
10/25/2011	11/25/2011	32,050,505.00	5.09000
11/25/2011	12/25/2011	30,341,083.00	5.09000
12/25/2011	1/25/2012	28,081,220.00	5.10000